Exhibit 10.24

[***] = certain identified information has been excluded from the exhibit because it is both not material and is the type that the Registrant treats as private or confidential.

Supplemental Agreement

Supplemental Agreement to Tripartite Supplemental Agreement which was entered into among Northstar Lending LLC, Green Volt Innovations AA1 LLC and One Blockchain LLC on July 1st , 2025 (the “Original Agreement”) is effective as of 1st, October 2025 by and between:

1.	Green Volt Innovations AA1 LLC (“Party A”), company incorporated under the laws of Delaware, United States, having its registered office at 8 The Green, Ste A, Dover, DE 19901, USA; and

2.	One Blockchain LLC (“Party B”) a corporation incorporated under the laws of Delaware, having its registered address at 221 N. Broad Street, Suite 3A, City of Middletown Delaware 19709, USA (“Party B”)

Each of the parties to this Agreement is referred to herein individually as a “Party” and collectively as the “Parties”.

Whereas, changes in the factual situation have occurred, now therefore, through mutual negotiation between the Parties, the terms of the Original Agreement are adjusted as set forth below:

1.	Article 2.1

Details of the Hosted Servers hereunder are as follows:

Batch No	Model	Rated Hashrate (T/HS)	Rated Power (kW)	Managed Hosting Capacity (MW)	Managed Hosting Quantity (Units)
1	[***]	[***]	[***]	[***]	[***]
2	[***]	[***]	[***]	[***]	[***]
In Total	-	-	-	[***]	[***]

Deposit & Prepayment:

Batch No.	Hosting Quantity (Units)	Deposit Breakdown	Deposit (USD)
	[***]	[***]	[***]
Batch No.	Hosting Quantity (Units)	Prepayment	Prepayment Amount (USD)
	[***]	[***]	[***]

●	Since Party A has already paid the deposit as stipulated in the Original Agreement of US$ [***], Party A shall pay the remaining amount of deposit, a total of US$[***] (= US$ [***] - US$ [***]) to Party B.

●	Since Party A has already paid the Prepayment of October 2025 at 15th September, 2025 of US$ [***], Party A shall pay the remaining amount of deposit, a total of US$[***] (= US$ [***] - US$ [***]) to Party B.

2.	This Supplemental Agreement shall be solely governed by and construed in accordance with the governing law of the Original Agreement, without regard to principles of conflict of laws.

3.	The Supplemental Agreement shall be effective as of the date countersigned below. Provisions not amended by this Supplemental Agreement remain in full force and effect as set forth in the Original Agreement.

IN WITNESS WHEREOF, the undersigned have executed this Agreement on the date first written above.

Signed for and on behalf of Green Volt Innovations AA1 LLC

Signature:	/s/ ChangWei Chiu
Name:	ChangWei Chiu
Title:	Director

Signed for and on behalf of One Blockchain LLC

Signature:	/s/ Jerry Tang
Name:	Jerry Tang
Title:	CEO